Exhibit 99.1

Keypath Education International, Inc. ARBN: 649 711 026 ASX code: KED www.keypathedu.com

ASX ANNOUNCEMENT – august 13, 2024

Filing of definitive Proxy Statement for special meeting to be held on september 5, 2024 AEST (september 4, 2024 cdt)

Keypath Education International, Inc. (Keypath or the Company) (ASX: KED) announced that on August 8, 2024, it filed a Definitive Proxy Statement on Schedule 14A (Definitive Proxy) with the Securities and Exchange Commission (SEC) for its special meeting of the Company’s stockholders (Special Meeting), which is being held for the purpose of voting on a proposal to adopt the Agreement and Plan of Merger, dated as of May 23, 2024 (Merger Agreement) with an affiliate of Sterling Partners, Karpos Intermediate, LLC, a Delaware limited liability company (Parent), and Karpos Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Parent (Merger Sub), providing for the merger of Merger Sub with and into the Company (Merger), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, all subject to the terms and conditions set forth therein. Keypath expects that it will have completed mailing the Definitive Proxy and accompanying CDI Voting Instruction Form to its stockholders and CDI holders on or about August 14, 2024. In accordance with SEC rules, the Definitive Proxy will be mailed to all CDI holders that have not consented to electronic delivery of proxy materials.

The Special Meeting is scheduled to take place on September 5, 2024 at 9:00 a.m. AEST (September 4, 2024 at 6 p.m. CDT). The Special Meeting will be held virtually and can be accessed at https://meetnow.global/M5WR66R. The holders of record of shares of Keypath’s common stock, par value $0.01 per share (including shares of Common Stock that are underlying Keypath CDIs), at the close of business on August 8, 2024 at 8:00 a.m. AEST (August 7, 2024 at 5:00 p.m. CDT) will be entitled to vote at the Special Meeting or at any adjournment or postponement thereof.

The Keypath Board of Directors, acting on the unanimous recommendation of a special committee consisting solely of independent and disinterested directors, has unanimously recommended that security holders vote “FOR” the approval of the Merger Agreement and the Merger.

As previously announced on May 24, 2024 AEST (May 23, 2024 CDT), if approved, the Merger will result in the Company becoming a privately-held company, and its shares will no longer be listed on the Australian Securities Exchange (ASX) or registered with the SEC. The Merger, which is currently expected to close by the first quarter of Keypath’s fiscal year 2025, is subject to customary closing conditions, including the adoption of the Merger Agreement by Keypath’s stockholders and the affirmative vote of at least the majority of the outstanding shares of Common Stock (including the shares of Common Stock underlying the CDIs) held by the unaffiliated stockholders.

This release has been authorised for lodgement by the Keypath board of directors.

Further Information

Investor Contact

Malcolm McNab
Director of Investor Relations
malcolm.mcnab@keypathedu.com.au
+61 3 9081 8945

About Keypath

Founded in 2014, Keypath is a global, market-leading edtech company in the online program management (OPM) market. In collaboration with its university partners, Keypath delivers career-relevant, technology-enabled online higher education programs with the goal of preparing students for the future of work. The suite of services Keypath provides to its university partners includes designing, developing, launching, marketing, and managing online programs. Keypath also undertakes market research and provides student recruitment, support and placement services. The services Keypath provides are underpinned by KeypathEDGE, its integrated technology and data platform. Keypath has approximately 750 employees with operations in Australia, the United States, Canada, the UK, Malaysia and Singapore.

Forward Looking Statements

This announcement contains forward-looking statements. Forward-looking statements may include statements regarding Keypath’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Keypath’s expectations with respect to the financial and operating position or performance of its business, its capital position and future growth. Forward-looking statements are based on assumptions and contingencies that are subject to change without notice and are not guarantees of future performance. They involve known and unknown risks, uncertainties and other important factors, many of which are beyond the control of Keypath, its directors and management and which may cause actual outcomes to differ materially from those expressed or implied in this announcement, including (but not limited to): (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the inability to consummate the merger due to the failure to obtain stockholder approval for the adoption of the Merger Agreement (including the affirmative vote of at least the majority of the outstanding shares of Common Stock (including the shares of Common Stock underlying the CDIs) held by the unaffiliated stockholders) or the failure to satisfy other conditions to completion of the proposed transaction, (3) risks related to the disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (4) the proposed merger may involve unexpected costs, liabilities or delays, including the payment of a termination fee by the Company to the buyer, (5) limitations placed on the Company’s ability to operate its business under the Merger Agreement, (6) risks that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger, (7) risks that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger, and (8) the effect of the announcement and pendency of the proposed transaction on the Company’s relationships with its customers and suppliers and on its business generally and (9) the other factors described in the Company’s filings with the SEC, including, but not limited to, the factors discussed under the heading “Risk Factors” in such filings. Forward-looking statements should be read in conjunction with, and are qualified by reference to, information in this announcement or previously released by Keypath to ASX and the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which are provided for illustrative purposes only and are not necessarily a guide to future performance. No representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, and to the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements is disclaimed, and except as required by law or regulation (including the ASX Listing Rules and SEC rules), Keypath undertakes no obligation to update any forward-looking statements. Keypath also notes that past performance may not be a reliable indicator of future performance.

Restriction on Purchases of CDIs by U.S. Persons

Keypath is incorporated in the U.S. State of Delaware and none of its securities have been registered under the U.S. Securities Act of 1933 or the laws of any state or other jurisdiction in the United States. Trading of Keypath’s CHESS Depositary Interests (CDIs) on the Australian Securities Exchange (ASX) is not subject to the registration requirements of the U.S. Securities Act in reliance on Regulation S under the U.S. Securities Act and a related ‘no action’ letter issued by the U.S. Securities and Exchange Commission to the ASX in 2000. As a result, the CDIs are “restricted securities” (as defined in Rule 144 under the U.S. Securities Act) and may not be sold or otherwise transferred except in transactions exempt from, or not subject to, the registration requirements of the U.S. Securities Act. For instance, U.S. persons who are qualified institutional buyers (QIBs, as defined in Rule 144A under the U.S. Securities Act) may purchase CDIs in reliance on the exemption from registration provided by Rule 144A. To enforce the transfer restrictions, the CDIs bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to U.S. persons excluding QIBs. In addition, hedging transactions with regard to the CDIs may only be conducted in compliance with the U.S. Securities Act.

Additional Information about the Proposed Transaction

This Current Report and the information contained herein is neither an offer to purchase or a solicitation of an offer to sell shares of the Company. In connection with the proposed transaction, the Company filed the Definitive Proxy and other relevant documents, including a form of CDI Voting Instruction Form, with the SEC on August 8, 2024 and will mail or otherwise furnish such filing and related documents to the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The Company’s stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) and the Company’s website (www.keypathedu.com). In addition, stockholders will also be able to obtain these documents, without charge, by contacting the Company at the following address and/or telephone number:

1501 Woodfield Rd., Suite 204N

Schaumburg, IL

Attention: General Counsel

Telephone: (224) 419-7988

Participants in the Proposed Transaction

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the Definitive Proxy and other relevant documents filed with the SEC. Additional information regarding the interests of such potential participants is included in the Definitive Proxy and the other relevant documents filed with the SEC.

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